EXHIBIT 24

POWERS OF ATTORNEY

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Arthur S. Wolcott
Arthur S. Wolcott
Chairman and Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Kraig H. Kayser
Kraig H. Kayser
President, Chief Executive Officer and Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Arthur H. Baer
Arthur H. Baer
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Andrew M. Boas
Andrew M. Boas
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Robert T. Brady
Robert T. Brady
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Douglas F. Brush
Douglas F. Brush
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/G. Brymer Humphreys
G. Brymer Humphreys
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Thomas Paulson
Thomas Paulson
Director

SENECA FOODS CORPORATION
POWER OF ATTORNEY

The undersigned Director of Seneca Foods Corporation, a New York corporation, hereby constitutes and appoints Roland E. Breunig or Jeffrey L. Van Riper as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended March 31, 2007 to be filed with the Securities and Exchange Commission (“SEC”); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/Susan W. Stuart
Susan W. Stuart
Director